Inventory, net (Details) - USD ($)	Sep. 30, 2021	Sep. 30, 2020
Inventory, net.
Raw materials	$ 1,070,837	$ 132,393
Packaging materials	56,723	9,941
Finished goods	243,980
Inventories	1,371,540	142,334
Less: allowance for inventory reserve	0	(18,442)
Total	$ 1,371,540	$ 123,892